MONEY MARKET FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MONEY MARKET FUNDS

SUPPLEMENT DATED JANUARY 31, 2023 TO PROSPECTUS DATED JULY 29, 2022, AS SUPPLEMENTED

Effective February 1, 2023, the net asset value calculation time and cut-off time for submitting purchase, redemption and exchange requests will change from 1:00 p.m. Central time to 4:00 p.m. Central time with respect to the U.S. Government Money Market Fund and U.S. Government Select Money Market Fund.

Therefore, all references to “1:00 p.m. Central time” in the sections entitled “ACCOUNT POLICIES AND OTHER INFORMATION - Calculating Share Price,” “ACCOUNT POLICIES AND OTHER INFORMATION - Timing of Purchase Requests,” and “ACCOUNT POLICIES AND OTHER INFORMATION - Timing of Redemption and Exchange Requests” are deleted and replaced with “4:00 p.m. Central time.”

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT PRO MM (01/23)

NORTHERN FUNDS PROSPECTUS